UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2005

NTL Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22616	52-1822078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

909 Third Avenue Suite 2863 New York, NY 10022
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Various statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  When used herein, the words “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy,” and similar expressions identify these forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements.  These factors include those set forth under the caption “Risk Factors” in our form 10-K that was filed with the SEC on March 11, 2004 and under the caption “Risks Factors” in a Registration Statement on Form S-8 that was filed with the SEC on September 9, 2004 such as potential adverse developments with respect to our liquidity or results of operations; our significant debt payments and other contractual commitments; our ability to fund and execute our business plan; our ability to generate sufficient cash to service our debt; the impact of new business opportunities requiring significant up-front investments; our ability to attract and retain customers, increase our overall market penetration and react to competition from providers of alternative services; our ability to integrate our billing systems; our significant management changes since our emergence from Chapter 11 reorganisation; our ability to develop and maintain back-up for our critical systems; our ability to respond adequately to technological developments; our ability to maintain contracts that are critical to our operations; our ability to continue to design networks, install facilities, obtain and maintain any required governmental licenses or approvals, and finance construction and development, in a timely manner at reasonable costs and on satisfactory terms and conditions; interest rate and currency exchange rate fluctuations; the impact of our reorganisation and subsequent organisational restructuring; and our ongoing relationship with ntl Broadcast and its purchaser.

We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting these statements.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 31, 2005, NTL Incorporated, (the “Company”) completed the sale (the “Transaction”) of its broadcast business, comprised of its subsidiaries National Transcommunications Limited (“NatTrans”) and NTL Digital Limited (“Digital”), to Macquarie UK Broadcast Limited (“Macquarie”) pursuant to the Master Agreement, dated as of 1 December 2004, by and among NTL Group Limited, NTL (Chichester) Limited and NTL Digital Ventures Limited and Macquarie and Macquarie UK Broadcast Holdings Limited, as amended, (the “Master Agreement”).  The cash proceeds from the Transaction were approximately pounds sterling £1.27 billion, subject to a working capital adjustment.

On January 31, 2005, the Company issued a press release (the “January 31, 2005 Press Release”) announcing the closing of the sale of NatTrans and Digital.

Other than in respect of the Transaction, there is no material relationship between Macquarie and the Company or any affiliate, director or officer of the Company, or any associate of any director or officer of the Company, although two employees of NatTrans serve as directors of a former subsidiary of the Company that an affiliate of Macquarie previously purchased.

The Master Agreement and the amendments thereto are attached as exhibits 2.10 to 2.14 to this Form 8-K.  The January 31, 2005 Press Release is attached as Exhibit 99.2 to this Form 8-K.

ITEM 8.01 – OTHER EVENTS

In the January 31, 2005 Press Release, the Company announced that it intends to use up to £475 million of the proceeds from the Transaction to repurchase its common stock and £500 million to repay debt outstanding under its £2.17 billion credit facility. The January 31, 2005 Press Release, which is attached as Exhibit 99.2, is incorporated by reference into this Item 8.01.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information.

The Company is filing as Exhibit 99.1 to this Form 8-K the following unaudited pro forma condensed consolidated financial information, which is based on the historical financial statements of the Company and its majority and wholly-owned subsidiaries, adjusted to give effect to the Transaction:

1.               Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2003 and the nine months ended September 30, 2004;

2.               Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004; and

3.               Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 give effect to the Transaction as if it had occurred as of January 1, 2003 and 2004, respectively. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 gives effect to the Transaction as if it had been completed as of September 30, 2004.

(c) Exhibits

As described in Item 2.01 of this Report (and, in the case of Exhibit 99.2, also described in Item 8.01), the following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.10

Master Agreement relating to National Transcommunications Limited and NTL Digital Limited among NTL Group Limited, NTL (Chichester) Limited, NTL Digital Ventures Limited, Macquarie UK Broadcast Limited and Macquarie UK Broadcast Holdings Limited, dated 1 December 2004

2.11

Deed of Variation to the Master Agreement among NTL Group Limited, NTL (Chichester) Limited, NTL Digital Ventures Limited, Macquarie UK Broadcast Limited and Macquarie UK Broadcast Holdings Limited, dated 23 December 2005

2.12

Second Deed of Variation to the Master Agreement among NTL Group Limited, NTL (Chichester) Limited, NTL Digital Ventures Limited, Macquarie UK Broadcast Limited and Macquarie UK Broadcast Holdings Limited, dated 27 January 2005

2.13

Third Deed of Variation to the Master Agreement among NTL Group Limited, NTL (Chichester) Limited, NTL Digital Ventures Limited, Macquarie UK Broadcast Limited and Macquarie UK Broadcast Holdings Limited, dated 31 January 2005

2.14

Deed of Accession and Adherence to the Master Agreement among NTL Group Limited, NTL (Chichester) Limited, NTL Digital Ventures Limited, Macquarie UK Broadcast Limited, Macquarie UK Broadcast Holdings Limited and NTL Ventures Limited, dated 27 January 2005

99.2	Press Release dated January 31, 2005

As described in Item 9.01(b) of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of NTL Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTL Incorporated

By:	/s/ Jacques Kerrest
Name:	Jacques Kerrest
Title:	Chief Financial Officer
Date:	February 3, 2005

Exhibit Index

Exhibit	Description

2.10

Master Agreement relating to National Transcommunications Limited and NTL Digital Limited among NTL Group Limited, NTL (Chichester) Limited, NTL Digital Ventures Limited, Macquarie UK Broadcast Limited and Macquarie UK Broadcast Holdings Limited, dated 1 December 2004

2.11

Deed of Variation to the Master Agreement among NTL Group Limited, NTL (Chichester) Limited, NTL Digital Ventures Limited, Macquarie UK Broadcast Limited and Macquarie UK Broadcast Holdings Limited, dated 23 December 2005

2.12

Second Deed of Variation to the Master Agreement among NTL Group Limited, NTL (Chichester) Limited, NTL Digital Ventures Limited, Macquarie UK Broadcast Limited and Macquarie UK Broadcast Holdings Limited, dated 27 January 2005

2.13

Third Deed of Variation to the Master Agreement among NTL Group Limited, NTL (Chichester) Limited, NTL Digital Ventures Limited, Macquarie UK Broadcast Limited and Macquarie UK Broadcast Holdings Limited, dated 31 January 2005

2.14

Deed of Accession and Adherence to the Master Agreement among NTL Group Limited, NTL (Chichester) Limited, NTL Digital Ventures Limited, Macquarie UK Broadcast Limited, Macquarie UK Broadcast Holdings Limited and NTL Ventures Limited, dated 27 January 2005

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of NTL Incorporated.

99.2	Press Release dated January 31, 2005.